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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5451


                               USLICO Series Fund
               (Exact name of registrant as specified in charter)


           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip code)

                             C T Corporation System,
                              101 Federal Street,
                                Boston, MA 02110
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

DEAR POLICYHOLDERS,

There is little doubt that in decades to come, financial analysts will look back on 2002 as one of the most challenging and difficult years ever for investors. In the past twelve months, we have been hampered by downturns in spending, job loss, corporate scandals and an array of international uncertainties. What is worse is that 2002 marked the third consecutive down year for U.S. markets.

Understandably, consumer confidence remains shaken and investor faith continues to be tested.

Like most asset classes, the annual performance figures for our four Variable Life portfolios have been disappointing during the last year, to say the least. Yet, we at ReliaStar remain optimistic about the future.

Historically, both U.S. investors and markets have proven to be resilient and steadfast. Markets rebounded stronger than ever from corporate scandals in the 1980s and they bounced back from deep recessions in the 1970s, as well as the 1930s. Most important, this country's resolve has proved to be more than a match -- on numerous occasions -- to international threats.

But our knowledge of history and our faith in the American people are only two reasons for our upbeat outlook. We are seeing signs that suggest that the economy may be recovering from its slump. Interest rates remain low, a stimulus package for the U.S. economy is in the works and some indices are reflecting moderate but steady growth.

In house, we have made changes to capitalize on what we believe may be an improving economic picture. James A. Vail, who has 25 years of experience in portfolio management, has been added as our newest value-tilt co-Portfolio Manager to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio. We welcome his insight and experience.

In light of this addition to our team and what we see as buoyant economic signs, we remind investors that staying the course and being diversified remain historically the two strongest defenses against market uncertainty.

We appreciated your trust in ReliaStar and look forward to serving you for many years to come.


                                   Respectfully,

                                   /s/ James R. Gelder

                                   James R. Gelder
                                   President and Chief Executive Officer
                                   ReliaStar Life Insurance Company of New York


Variable products issued by ReliaStar Life Insurance Company of New York are distributed by ING America Equities, Inc., 1290 Broadway, Denver, CO 80203. Both are members of ING.

                               USLICO SERIES FUND
              PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

PORTFOLIO   MANAGEMENT: Mary   Lisanti,   Executive  Vice  President  and  Chief
Investment Officer; ING Investments, LLC.

GOAL: The USLICO Series Fund -- Stock Portfolio (the "Portfolio") seeks intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

MARKET OVERVIEW: The US stock market finished its third consecutive down year on December 31, 2002 as financial markets continued to exhibit substantial volatility. While the economy resumed a growth trajectory during the first quarter of 2002, the rate of growth was less than many had hoped, and corporate profit growth remained elusive. However, 2002 saw a further complication to the market picture, as a rash of corporate and accounting scandals rattled investor confidence, and the world's geopolitical tensions took a turn for the worse on a number of fronts. The Federal Reserve moved to alleviate the situation by continuing its accommodative stance, sending short-term interest rates to their lowest levels in over forty years.

Technology stocks were once again the worst performers, although significant declines also occurred in the telecommunications, utility, and industrial sectors. There were no sectors in the S&P 500 that even turned in a positive performance in 2002. Small and middle capitalization stocks outperformed large cap equities, and value benchmarks declined less than growth indices. All of the major equity benchmarks declined to levels last seen in 1998. However, the equity markets did begin to show signs of life at the end of 2002, turning in strong performance in the fourth quarter.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio, excluding any charges, fell -32.24%, underperforming the S&P 500 Index, which dropped -22.10% for the same period.

PORTFOLIO SPECIFICS: The Portfolio is managed in a growth style: the portfolio management team seeks companies with above average earnings growth potential relative to companies in its benchmark. These stocks can often be more expensive on a Price to Earnings (P/E) basis than the average stock, but look attractive relative to their growth rates. Historically, this strategy has rewarded investors over the long term; the "bet" the investor is making is that growth companies will be able to deliver on the earnings promise and therefore justify the existing P/E or perhaps even see an expansion of the P/E multiple over time. This strategy is to some extent dependent on a stable to growing economy; it has its greatest difficulty in periods of global recession, when companies have difficulty meeting earnings estimates and multiples collapse. This describes the period we have just been through in the market.

The Portfolio's underperformance can primarily be attributed to the exposure to more cyclically sensitive technology stocks, such as semiconductors. These stocks underperformed as the economic recovery was pushed further out into the future. However, the Portfolio did benefit from strong stock selection in the energy and telecommunications sectors, as stocks such as XTO Energy, Valero, and Nextel Communications all outperformed substantially. During the year, we cut back on our exposure to consumer-related and technology stocks, which began the year as the sectors with the biggest exposure in the portfolio. In their place, we increased our holdings in healthcare and telecommunications.

MARKET OUTLOOK: As in 1990-1991, current economic recovery appears fragile, corporate profit growth is anemic, and the stock market is beset over concerns about credit risk, balance sheets, consumer spending, and corporate capital spending. Although the Federal Reserve continues to pump liquidity into the market, we expect it will likely take some time for this stimulus to work its way through the economy.

Nevertheless, we do believe that corporate profits have bottomed and should improve in 2003. We are significantly overweight in the technology and healthcare sectors, which we expect may be poised for faster than average growth. Also, we have increased our exposure to the energy sector, as ongoing disruptions to supply are likely to keep prices higher for longer. Consistent with our long-term view, we are focused on companies (i) that have strong new product cycles and can generate earnings growth regardless of the economy, (ii) that have restructured their businesses to improve profitability, and (iii) whose managements are focused on improving shareholder value.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

                     12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
USLICO Series Fund
 - Stock Portfolio    $10,000   $11,053   $11,358   $14,984   $18,415   $23,030   $24,411   $31,754   $25,422   $14,984   $10,153
S&P 500 Index         $10,000   $11,008   $11,153   $15,345   $18,868   $25,163   $32,353   $39,159   $35,594   $31,364   $24,431

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                              PERIODS ENDED DECEMBER 31, 2002
                                            ------------------------------------
                                             1 YEAR        5 YEAR       10 YEAR
                                            --------      --------     ---------
   USLICO Series Fund -- Stock Portfolio     -32.24%       -15.11%        0.15%
   S&P 500 Index                             -22.10%        -0.56%        9.37%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of USLICO Series Fund -- Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
           PORTFOLIO MANAGERS' REPORT FOR THE MONEY MARKET PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co Portfolio Managers, ING Investments, LLC.

GOAL: The USLICO Series Fund -- Money Market Portfolio (the "Portfolio") seeks to provide a high level of current income while preserving capital and liquidity. The Portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk. The Portfolio may also invest in repurchase agreements.

MARKET OVERVIEW: The economy stalled and appeared to be dipping back into a recession during the second half of 2002. What seemed to be an improving economic outlook at the onset of the year quickly petered out. Indications of a slow and bumpy recovery were mounting. Accordingly, by the Federal Reserve's ("Fed") mid-August meeting, the committee was back to an accommodative monetary policy noting that weakness outweighed the risks of inflation. The Fed responded decisively by lowering the overnight interest rate fifty basis points to 1.25% at its November meeting. With the move, the Fed also shifted its bias back to neutral, noting that the risks of economic weakness and inflation were equally balanced. The latest cut by the Fed was done clearly for psychological reasons; an attempt to give a shot of confidence to a shaky consumer and economy. The Fed worried that the constant threat of terrorism coupled with a possible war with Iraq would likely inhibit the spending of both individuals and businesses. The consumer, which accounts for nearly two-thirds of GDP, quickly led the economy out of the 2001 recession through purchases of large ticket items, such as houses and autos, financed by lower rates. While the housing market remains a bright spot in the economy, the consumer grew increasingly tentative toward the end of the year. Consumer confidence plunged in the month of December and the labor market weakened. The manufacturing sector of the economy continues to struggle, laying off workers for 29 straight months. Falling employment and anemic wage gains underscore the difficulty the consumer may face in the months ahead. The chance of any monetary tightening by the Federal Reserve in the near future is unthinkable. The risk remains that the Fed may need to ease further if the economy starts to stumble yet again.

PORTFOLIO SPECIFICS: The weighted average maturity of the Portfolio was 25 days at the end of the period. The Portfolio remains invested primarily in top-tier commercial paper securities. We have also purchased U.S. Government Treasury bills and various U.S. Government Agency discount notes. We tend to extend the average maturity of the portfolio with these securities since they have impeccable credit quality. Commercial paper issuance has declined reflecting the sluggish economy.

MARKET OUTLOOK: While economic uncertainties do exist in the near future, the outlook is turning brighter. Equities have been in a bear market since 2000 and appear to be gaining ground. The economy was exposed to massive fiscal and monetary stimuli during 2002. These factors coupled with additional fiscal stimulus may help pave the way for economic growth to accelerate. The Federal Reserve will likely remain on the sidelines for some time. Overall, inflation, stocks, and growth are at all levels where a Fed tightening may be unnecessary.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

PORTFOLIO   MANAGEMENT: Robert  Kinsey,  Vice  President  and  Senior  Portfolio
Manager, ING Investments, LLC.

GOAL: The USLICO Series Fund -- Bond Portfolio (the "Portfolio") seeks a high level of income consistent with prudent risk and the preservation of capital.

MARKET OVERVIEW: 2002 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names plummeted to junk. A number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- were perpetrators of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit Option Adjusted Spread stood at historic wides. The magnitude of November's rate cut of 50 basis points by the Federal Reserve ("Fed") surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Aggregate Bond Index posted a positive 10.25% for 2002.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio, excluding any charges, returned 8.07% compared to the Lehman Brothers Aggregate Bond Index, which returned 10.25% for the same period.

PORTFOLIO SPECIFICS: Consistent with the Portolio's risk averse approach to bonds, it managed to avoid the credit debacles of 2002. But we were slow to reintroduce the more tarnished names to the portfolio in the fourth quarter. Moving into 2003 we will seek to add high beta corporate bonds and prune our government holdings.

MARKET OUTLOOK: Our central scenario for 2003 calls for the Fed and the Bush administration to ultimately be successful in their attempts to stimulate the economy. The Fed continues to inject massive amounts of liquidity into the system that has already begun to expand credit. We see evidence of this in the budget deficits, not to mention President Bush's recent $670 billion 10-year proposed stimulus plan.

Even though we look for economic growth to improve to 2.5-3.0% in 2003, it may be subdued in the first half of the year as the economy still needs to work off excess capacity, reduce high debt levels and increase savings. The healing process has begun for U.S. businesses as they continue to lower headcounts, reduce leverage, cut capital spending and inventory levels and improve their net cashflow. Likewise, the consumer never capitulated during the last recession and, therefore, has little pent-up demand for consumer durable goods. Much of the strength of consumer spending can be attributed to the impressive growth in real personal incomes due to high productivity and the homeowner's ability to monetize housing wealth through mortgage refinancing. While the refinancing wave cannot continue at the same pace, it will likely hold up long enough for business spending to improve.

The biggest risk to our forecast comes from acknowledging that deflation is as much psychological as it is economic. It took our country 20 years and an enormous degree of monetary and fiscal discipline to overcome the inflationary mindset, now that deflationary expectations have embedded themselves into our consumption and investment calculus, it is difficult to know with certainty how long it will take to unwind. Another wildcard is the potential war with Iraq.

We favor increased exposure to credit especially in industrial cyclicals, telecom and technology funded by lowering our weightings in U.S. treasury securities that are near their all time low in yields. Finally, securitized product that has performed admirably throughout this devastating credit cycle will likely succumb to asset re-allocation back into credit and the extension risk associated with a rising interest rate cycle.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

                        12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
USLICO Series Fund
 - Bond Portfolio        $10,000   $11,048   $10,637   $12,559   $12,898   $13,813   $14,407   $13,993   $14,936   $15,903   $17,157
Lehman Brothers
 Aggregate Bond Index    $10,000   $10,975   $10,655   $12,623   $13,082   $14,345   $15,591   $15,463   $17,280   $18,718   $20,637

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                            PERIODS ENDED DECEMBER 31, 2002
                                          ------------------------------------
                                           1 YEAR        5 YEAR       10 YEAR
                                          --------      --------     ---------
   USLICO Series Fund -- Bond Portfolio      8.07%        4.43%         5.55%
   Lehman Brothers Aggregate Bond Index     10.25%        7.55%         7.51%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of USLICO Series Fund -- Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
         PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Chief Investment Officer; Robert Kinsey, Vice President and Senior Portfolio Manager; ING Investments, LLC.

GOAL: The USLICO Series Fund -- Asset Allocation Portfolio (the "Portfolio") seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

MARKET OVERVIEW: 2002 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names plummeted to junk. A number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- were perpetrators of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter, U.S. domestic investment grade credit Option Adjusted Spread stood at historic wides. The magnitude of November's rate cut of 50 basis points by the Federal Reserve ("Fed") surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Aggregate Bond Index posted a positive 10.25% for 2002.

The US stock market finished its third consecutive down year on December 31, 2002 as financial markets continued to exhibit substantial volatility. While the economy resumed a growth trajectory during the first quarter of the year, the rate of growth was less than many had hoped, and corporate profit growth remained elusive. However, this year saw a further complication to the market picture, as a rash of corporate and accounting scandals rattled investor confidence, and the world's geopolitical tensions took a turn for the worse on a number of fronts. The Fed moved to alleviate the situation by continuing its accommodative stance, sending short-term interest rates to their lowest levels in over forty years.

Technology stocks were once again the worst performers, although significant declines also occurred in the telecommunications, utility, and industrial sectors. There were no sectors in the S&P 500 that even turned in a positive performance in 2002. Small and mid capitalization stocks outperformed large cap equities, and value benchmarks declined less than growth indices. All of the major equity benchmarks declined to levels last seen in 1998. However, the equity markets did begin to show signs of life at the end of 2002, turning in strong performance in the fourth quarter.

PERFORMANCE: For the year ended December 31, 2002, the Portfolio, excluding any charges, returned -8.72% compared to the S&P 500 Index which returned -22.10% and the Lehman Brothers Aggregate Bond Index, which returned 10.25% for the same period.

PORTFOLIO SPECIFICS: Consistent with the Portfolio's risk averse approach to bonds, it managed to avoid the credit debacles of 2002. But we were slow to reintroduce the more tarnished names to the Portfolio in the fourth quarter. Moving into 2003, we will seek to add high beta corporate bonds and prune our government holdings.

The Portfolio is managed in a growth style: the portfolio management team seeks companies with above average earnings growth potential relative to companies in its benchmark. These stocks can often be more expensive on a Price to Earnings (P/E) basis than the average stock, but look attractive relative to their growth rates. Historically, this strategy has rewarded investors over the long term; the "bet" the investor is making is that growth companies will be able to deliver on the earnings promise and therefore justify the existing P/E or perhaps even see an expansion of the P/E multiple over time. This strategy is to some extent dependent on a stable to growing economy; it has its greatest difficulty in periods of global recession, when companies have difficulty meeting earnings estimates and multiples collapse. This describes the period we have just been through in the market.

See accompanying index descriptions on page 10.

The Portfolio's underperformance can primarily be attributed to the exposure to more cyclically sensitive technology stocks, such as semiconductors. These stocks underperformed as the economic recovery was pushed further out into the future. However, the Portfolio did benefit from strong stock selection in the energy and telecommunications sectors, as stocks such as XTO Energy, Valero, and Nextel Communications all outperformed substantially. During the year, we cut back on our exposure to consumer-related and technology stocks, which began the year as the sectors with the biggest exposure in the portfolio. In their place, we increased our holdings in healthcare and telecommunications.

MARKET OUTLOOK: Our central scenario for 2003 calls for the Fed and the Bush administration to ultimately be successful in their attempts to stimulate the economy. The Fed continues to inject massive amounts of liquidity into the system that has already begun to expand credit. We see evidence of this in the budget deficits, not to mention President Bush's recent $670 billion 10-year stimulus plan.

Even though we look for economic growth to improve to 2.5-3.0% in 2003, it will likely be subdued in the first half of the year as the economy still needs to work off excess capacity, reduce high debt levels and increase savings. The healing process has begun for U.S. businesses as they continue to lower headcounts, reduce leverage, cut capital spending and inventory levels and improve their net cashflow. Likewise, the consumer never capitulated during the last recession and, therefore, has little pent-up demand for consumer durable goods. Much of the strength of consumer spending, which can be attributed to the impressive growth in real personal incomes due to high productivity and the homeowner's ability to monetize housing wealth through mortgage refinancing. While the refinancing wave cannot continue at the same pace, it should hold up long enough for business spending to improve.

The biggest risk to our forecast comes from acknowledging that deflation is as much psychological as it is economic. It took our country 20 years and an enormous degree of monetary and fiscal discipline to overcome the inflationary mindset, now that deflationary expectations have embedded themselves into our consumption and investment calculus, it is difficult to know with certainty how long it may take to unwind. Another wildcard is the potential war with Iraq.

We favor increased exposure to credit especially in industrial cyclicals, telecom and technology funded by lowering our weightings in U.S. treasury securities that are near their all time low in yields. Finally, securitized product that has performed admirably throughout this devastating credit cycle will likely succumb to asset re-allocation back into credit and the extension risk associated with a rising interest rate cycle.

As in 1990-1991, economic recovery appears fragile, corporate profit growth is anemic, and the stock market is beset over concerns about credit risk, balance sheets, consumer spending, and corporate capital spending. Although the Federal Reserve continues to pump liquidity into the market, we expect it will likely take some time for this stimulus to work its way through the economy.

Nevertheless, we do believe that corporate profits have bottomed and should improve in 2003. We are significantly overweight the technology and healthcare sectors, which we expect may be poised for faster than average growth. Also, we have increased our exposure to the energy sector, as ongoing disruptions to supply are likely to keep prices higher for longer. Consistent with our long-term view, we are focused on companies (i) that have strong new product cycles and can generate earnings growth regardless of the economy, (ii) that have restructured their businesses to improve profitability, and (iii) whose managements are focused on improving shareholder value.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
         PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

                        12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
USLICO Series Fund -
 Asset Allocation
 Portfolio               $10,000   $11,083   $10,936   $13,686   $15,388   $17,946   $18,935   $21,794   $19,658   $15,709   $14,355
S&P 500 Index            $10,000   $11,008   $11,153   $15,345   $18,868   $25,163   $32,353   $39,159   $35,594   $31,364   $24,431
Lehman Brothers
 Aggregate Bond
 Index                   $10,000   $10,975   $10,655   $12,623   $13,082   $14,345   $15,591   $15,463   $17,260   $18,718   $20,637

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                           PERIODS ENDED DECEMBER 31, 2002
                                                         ------------------------------------
                                                          1 YEAR        5 YEAR       10 YEAR
                                                         --------      --------     ---------
    USLICO Series Fund -- Asset Allocation Portfolio       -8.72%        -4.37%        3.68%
    S&P 500 Index                                         -22.10%        -0.56%        9.37%
    Lehman Brothers Aggregate Bond Index                   10.25%         7.55%        7.51%

Based on a $10,000 initial investment, the table and graph illustrate the total return of the USLICO Series Fund -- Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The
Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments.

See accompanying index descriptions on page 10.

                               Index Descriptions
--------------------------------------------------------------------------------

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity and industry group representation.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of fixed income securities.


                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                               USLICO SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                  MONEY                          ASSET
                                                  STOCK          MARKET          BOND          ALLOCATION
                                                PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ------------    ------------   ------------    ------------
ASSETS:
Cash                                           $        376    $         93   $        880    $      1,328
Investments in securities at value*               9,903,348              --      2,816,234      11,089,984
Short-term investments at amortized cost            346,000       6,464,473        263,000         525,000
Dividends and interest receivable                       806               2         21,089          47,099
Receivable for investment securities sold           131,887              --             --          45,218
Prepaid expenses                                         87              11              4              --
Reimbursement due from manager                        2,445              --          1,156             798
                                               ------------    ------------   ------------    ------------
   Total assets                                  10,384,949       6,464,579      3,102,363      11,709,427
                                               ------------    ------------   ------------    ------------
LIABILITIES:
Payable for investment securities purchased         176,638              --             --          54,560
Payable to affiliates (Note 3)                        9,031           5,686          2,691          11,533
Other accrued expenses and liabilities               59,116           8,907         13,660          40,252
                                               ------------    ------------   ------------    ------------
   Total liabilities                                244,785          14,593         16,351         106,345
                                               ------------    ------------   ------------    ------------
NET ASSETS                                     $ 10,140,164    $  6,449,986   $  3,086,012    $ 11,603,082
                                               ============    ============   ============    ============
NET ASSET VALUE PER SHARE                      $       4.96    $       1.00   $       9.75    $       7.64
SHARES OUTSTANDING (UNLIMITED AUTHORIZED)         2,043,337       6,449,986        316,506       1,518,955

NET ASSETS WERE COMPRISED OF:
Paid-in Capital ($0.001 par value)             $ 28,149,789    $  6,449,986   $  3,206,361    $ 17,925,721
Accumulated net realized loss on investments    (18,133,720)             --       (175,925)     (6,519,226)
Net unrealized appreciation of investments          124,095              --         55,576         196,587
                                               ------------    ------------   ------------    ------------
NET ASSETS                                     $ 10,140,164    $  6,449,986   $  3,086,012    $ 11,603,082
                                               ============    ============   ============    ============
* Cost of securities                           $  9,779,253    $         --   $  2,760,658    $ 10,893,397

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

SHARES                                                                 VALUE
------                                                                 -----
COMMON STOCK: 95.93%
                     APPAREL: 4.42%
     7,100      @    Coach, Inc.                                    $   233,732
     8,700      @    Gymboree Corp.                                     137,982
     3,500      @    Polo Ralph Lauren Corp.                             76,160
                                                                    -----------
                                                                        447,874
                                                                    -----------
                     BIOTECHNOLOGY: 2.82%
     9,800      @    Exact Sciences Corp.                               106,134
     4,100      @    Genzyme Corp.                                      121,237
     5,000      @    Telik, Inc.                                         58,300
                                                                    -----------
                                                                        285,671
                                                                    -----------
                     CHEMICALS: 0.88%
     1,900      @    Cabot Microelectronics Corp.                        89,680
                                                                    -----------
                                                                         89,680
                                                                    -----------
                     COMMERCIAL SERVICES: 2.21%
     4,600      @    University of Phoenix Online                       164,864
     1,300      @    Weight Watchers International, Inc.                 59,761
                                                                    -----------
                                                                        224,625
                                                                    -----------
                     COMPUTERS: 7.04%
     1,000      @    Affiliated Computer Services, Inc.                  52,650
       900      @    Cognizant Technology Solutions Corp.                65,007
     2,700           Electronic Data Systems Corp.                       49,761
     6,000           Hewlett-Packard Co.                                104,160
     2,300      @    Imation Corp.                                       80,684
     1,500           International Business Machines Corp.              116,250
     1,700      @    Lexmark International, Inc.                        102,850
     5,100      @    NetScreen Technologies, Inc.                        85,884
     5,700      @    Network Appliance, Inc.                             57,000
                                                                    -----------
                                                                        714,246
                                                                    -----------
                     DIVERSIFIED FINANCIAL SERVICES: 0.94%
     1,400           Goldman Sachs Group, Inc.                           95,340
                                                                    -----------
                                                                         95,340
                                                                    -----------
                     ELECTRICAL EQUIPMENT: 0.75%
     2,600      @    Wilson Greatbatch Technologies, Inc.                75,920
                                                                    -----------
                                                                         75,920
                                                                    -----------
                     ELECTRONICS: 3.02%
     2,900      @    Cymer, Inc.                                         93,525
     2,400           Parker Hannifin Corp.                              110,712
    12,400           Symbol Technologies, Inc.                          101,928
                                                                    -----------
                                                                        306,165
                                                                    -----------
                     ENTERTAINMENT: 1.95%
     2,600      @    International Game Technology                      197,392
                                                                    -----------
                                                                        197,392
                                                                    -----------
                     FOOD: 0.94%
     1,800      @    Whole Foods Market, Inc.                            94,914
                                                                    -----------
                                                                         94,914
                                                                    -----------
                     HEALTHCARE-PRODUCTS: 3.34%
     5,400      @    Boston Scientific Corp.                            229,608
     1,900      @    St Jude Medical, Inc.                               75,468
       800      @    Zimmer Holdings, Inc.                               33,216
                                                                    -----------
                                                                        338,292
                                                                    -----------
                     HEALTHCARE-SERVICES: 3.19%
     5,700      @    Covance, Inc.                                      140,163
     2,300      @    Coventry Health Care, Inc.                          66,769
     2,900      @    Pediatrix Medical Group, Inc.                      116,174
                                                                    -----------
                                                                        323,106
                                                                    -----------
                     INSURANCE: 1.05%
     1,200     @@    Renaissance Holdings Ltd.                           47,520
     1,500           WR Berkley Corp.                                    59,415
                                                                    -----------
                                                                        106,935
                                                                    -----------
                     INTERNET: 3.88%
     1,700      @    eBay, Inc.                                         115,294
       400      @    Expedia, Inc.                                       26,772
     2,000      @    Symantec Corp.                                      81,020
     3,800      @    United Online, Inc.                                 60,576
     6,700      @    Yahoo, Inc.                                        109,545
                                                                    -----------
                                                                        393,207
                                                                    -----------
                     LEISURE TIME: 0.97%
     1,800      @    Hotels.com                                          98,334
                                                                    -----------
                                                                         98,334
                                                                    -----------
                     MACHINERY-DIVERSIFIED: 0.51%
       900      @    Zebra Technologies Corp.                            51,570
                                                                    -----------
                                                                         51,570
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
                     MEDIA: 4.01%
     6,700      @    AOL Time Warner, Inc.                          $    87,770
     6,900      @    Cablevision Systems Corp.                          115,506
     3,600      @    COX Communications, Inc.                           102,240
     2,700      @    Westwood One, Inc.                                 100,872
                                                                    -----------
                                                                        406,388
                                                                    -----------
                     MINING: 0.80%
     2,800           Newmont Mining Corp.                                81,284
                                                                    -----------
                                                                         81,284
                                                                    -----------
                     MISCELLANEOUS MANUFACTURER: 2.33%
       600           3M Co.                                              73,980
     9,500     @@    Tyco International Ltd.                            162,260
                                                                    -----------
                                                                        236,240
                                                                    -----------
                     OIL & GAS: 5.95%
     2,300   @,@@    Nabors Industries Ltd.                              81,121
     3,000   @,@@    Precision Drilling Corp.                            97,620
     4,000      @    Pride International, Inc.                           59,600
     5,600           Valero Energy Corp.                                206,864
     6,400           XTO Energy, Inc.                                   158,080
                                                                    -----------
                                                                        603,285
                                                                    -----------
                     OIL & GAS SERVICES: 2.82%
     2,100      @    Cooper Cameron Corp.                               104,622
     4,300           Halliburton Co.                                     80,453
     3,100      @    Smith International, Inc.                          101,122
                                                                    -----------
                                                                        286,197
                                                                    -----------
                     PHARMACEUTICALS: 10.65%
     6,000      @    Amylin Pharmaceuticals, Inc.                        96,840
     3,600   @,@@    Biovail Corp.                                       95,076
       900      @    Cephalon, Inc.                                      43,801
     1,700           Eli Lilly & Co.                                    107,950
       800      @    Forest Laboratories, Inc.                           78,576
     2,100      @    Gilead Sciences, Inc.                               71,400
     3,000      @    Medimmune, Inc.                                     81,510
     2,300      @    Neurocrine Biosciences, Inc.                       105,018
     1,900      @    NPS Pharmaceuticals, Inc.                           47,823
     4,100      @    Scios, Inc.                                        133,578
     2,200   @,@@    Taro Pharmaceuticals Industries                     82,720
     4,800      @    Watson Pharmaceuticals, Inc.                       135,696
                                                                    -----------
                                                                      1,079,988
                                                                    -----------
                     RETAIL: 9.72%
     5,400      @    Chico's FAS, Inc.                                  102,114
    12,800           Gap, Inc.                                          198,656
     2,600      @    Linens 'N Things, Inc.                              58,760
     2,700           Nordstrom, Inc.                                     51,219
     6,750      @    Pacific Sunwear Of California                      119,408
     4,500      @    Petsmart, Inc.                                      77,085
    11,900      @    Staples, Inc.                                      217,770
     4,200           TJX Cos., Inc.                                      81,984
     2,900      @    Williams-Sonoma, Inc.                               78,735
                                                                    -----------
                                                                        985,731
                                                                    -----------
                     SEMICONDUCTORS: 7.29%
    17,300      @    Altera Corp.                                       213,482
     2,800      @    Cree, Inc.                                          45,780
     2,200      @    Lam Research Corp.                                  23,760
     3,700           Linear Technology Corp.                             95,164
     3,500   @,@@    Marvell Technology Group Ltd.                       66,010
    17,600      @    Skyworks Solutions, Inc.                           151,712
    11,000      @    Teradyne, Inc.                                     143,110
                                                                    -----------
                                                                        739,018
                                                                    -----------
                     SOFTWARE: 6.91%
     8,200      @    Borland Software Corp.                             100,860
     3,900      @    Hyperion Solutions Corp.                           100,113
     2,000      @    Intuit, Inc.                                        93,840
     3,900      @    Mercury Interactive Corp.                          115,635
     6,800      @    Peoplesoft, Inc.                                   124,440
     5,200      @    Pinnacle Systems, Inc.                              70,772
     1,800      @    Pixar, Inc.                                         95,382
                                                                    -----------
                                                                        701,042
                                                                    -----------
                     TELECOMMUNICATIONS: 4.49%
    13,600      @    AT&T Wireless Services, Inc.                        76,840
     8,700      @    CIENA Corp.                                         44,718
     2,300      @    EchoStar Communications Corp.                       51,198
    15,700      @    Nextel Communications, Inc.                        181,335
     1,200      @    Utstarcom, Inc.                                     23,796
     2,000           Verizon Communications, Inc.                        77,500
                                                                    -----------
                                                                        455,387
                                                                    -----------
                     TOYS/GAMES/HOBBIES: 0.94%
     3,800      @    Leapfrog Enterprises, Inc.                          95,570
                                                                    -----------
                                                                         95,570
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
                     TRANSPORTATION: 2.11%
     2,700      @    Arkansas Best Corp.                            $    70,149
     1,300           Roadway Corp.                                       47,853
     3,800      @    Yellow Corp.                                        95,725
                                                                    -----------
                                                                        213,727
                                                                    -----------
                     Total Common Stock
                       (Cost $9,617,113)                              9,727,128
                                                                    -----------
DEPOSITORY RECEIPTS: 1.74%
                     AIRLINES: 1.74%
     4,500     @@    Ryanair Holdings PLC ADR                           176,220
                                                                    -----------
                     Total Depository Receipts
                       (Cost $162,140)                                  176,220
                                                                    -----------
                     Total Long-Term Investments
                       (Cost $9,779,253)                              9,903,348
                                                                    -----------
PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
SHORT-TERMS INVESTMENTS: 3.41%
                     REPURCHASE AGREEMENT: 3.41%
$ 346,000            State Street Bank Repurchase
                       Agreement, 0.800%, due
                       01/02/03 $346,015 to be re-
                       ceived upon repurchase
                       (Collateralized by $357,327
                       USTB, 7.500%, due 11/15/16)                  $   346,000
                                                                    -----------
                     Total Short-Terms Investments
                       (Cost $346,000)                                  346,000
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $10,125,253)*                                     101.08%   $10,249,348
OTHER ASSETS AND LIABILITIES-NET                           -1.08%      (109,184)
                                                         -------    -----------
NET ASSETS                                                100.00%   $10,140,164
                                                         =======    ===========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
*    Cost for federal income tax purposes is $10,292,772.
     Net unrealized depreciation consists of:
                Gross Unrealized Appreciation                       $   453,475
                Gross Unrealized Depreciation                          (496,899)
                                                                    -----------
                Net Unrealized Depreciation                         $   (43,424)
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
COMMERCIAL PAPER: 77.46%
$  300,000           Alcoa, Inc., 1.300%, due 01/17/03              $   299,826
   300,000           Alfa Corp., 1.330%, due 02/06/03                   299,601
   300,000           American Honda Finance Corp.,
                       1.320%, due 01/08/03                             299,923
   200,000           Caterpillar Financial Services Corp.,
                       1.300%, due 01/10/03                             199,935
   300,000           Gannett, Inc., 1.290%, due 01/17/03                299,828
   300,000           General Corp., 1.280%, due 01/07/03                299,936
   300,000           General Electric, 1.330%, due 01/21/03             299,778
   300,000           Great West Life + Annuity Insurance,
                       1.770%, due 01/15/03                             299,794
   300,000           Met Life Funding, Inc., 1.290%, due 01/23/03       299,764
   300,000           Mid States Corp. Federal Credit Union,
                       1.340%, due 01/23/03                             299,754
   300,000           Minnesota Mining + Manufacturing Co.,
                       1.280%, due 01/28/03                             299,712
   300,000           New York Times, 1.320%, due 01/02/03               299,989
   300,000           Paccar Financial Corp., 1.300%, due 01/10/03       299,903
   300,000           Salomon Smith Barney Holding, Inc.,
                       1.310%, due 01/13/03                             299,869
   300,000           Schering Corp., 1.300%, due 03/18/03               299,177
   300,000           Systems UTD Corp., 1.340%, due 01/16/03            299,833
   300,000           Wisconsin Corp. Central Credit Union,
                       1.360%, due 01/23/03                             299,751
                                                                    -----------
                     Total Commercial Paper
                       (Cost $4,996,373)                              4,996,373
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.09% 200,000
                     Federal National Mortgage Association
                       Discount Note, 1.270%, due 03/12/03              199,506
                                                                    -----------
                     Total U.S. Government Agency
                       Obligations (Cost $ 199,506)                     199,506
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 18.58%
   300,000           United States Treasury Bill, 1.100%,
                       due 01/23/03                                     299,798
   600,000           United States Treasury Bill, 1.180%,
                       due 02/13/03                                     599,154
   300,000           United States Treasury Bill, 1.190%,
                       due 02/06/03                                     299,642
                                                                    -----------
                     Total U.S. Treasury Obligations
                       (Cost $1,198,594)                              1,198,594
                                                                    -----------
REPURCHASE AGREEMENT: 1.09%
    70,000           State Street Bank Repurchase Agreement,
                       0.800%, due 01/02/03 $70,003 to be
                       received upon repurchase (Collateralized
                       by $75,117 USTB, 8.875% due 08/15/17)             70,000
                                                                    -----------
                     Total Short-Term Investments
                       (Cost $70,000)                                    70,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $6,464,473)*                                      100.22%   $ 6,464,473
OTHER ASSETS AND LIABILITIES-NET                           -0.22%       (14,487)
                                                         -------    -----------
NET ASSETS                                                100.00%   $ 6,449,986
                                                         =======    ===========

* Cost for federal income tax purposes is the same as for financial statement purposes.

                                                                     PERCENTAGE
                                                                       OF NET
INDUSTRY                                                               ASSETS
--------                                                               ------
Diversified Financial Services                                          9.30%
Diversified Manufacturing Operation                                     4.65%
Finance -- Auto Loans                                                   9.30%
Finance -- Investment Banker/Broker                                    12.37%
Government                                                             21.68%
Life/Health Insurance                                                   4.64%
Medical Whole Sale Drug                                                 4.64%
Metals -- Aluminium                                                     4.65%
Multi-line Insurance                                                    4.65%
Multimedia                                                              4.65%
Office Automation                                                       4.65%
Publishing -- News Paper                                                4.65%
S&L/Thrifts -- Central US                                               9.30%
Repurchase Agreements                                                   1.09%
Other Assets and Liabilities, Net                                      -0.22%
                                                                     -------
                                                                      100.00%
                                                                     =======

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
CORPORATE BONDS: 14.54%
                     BUILDING MATERIALS: 3.35%
$  100,000     @@    Nexfor, Inc., 6.875%, due 11/15/05             $   103,526
                                                                    -----------
                                                                        103,526
                                                                    -----------
                     DIVERSIFIED FINANCIAL SERVICES: 3.49%
   100,000      #    Goldman Sachs Group LP, 6.625%, due 12/01/04       107,616
                                                                    -----------
                                                                        107,616
                                                                    -----------
                     ELECTRIC: 3.40%
    50,000     @@    Empresa Nacional de Electricidad SA,
                       8.500%, due 04/01/09                              50,228
    50,000           Exelon Corp., 6.750%, due 05/01/11                  54,836
                                                                    -----------
                                                                        105,064
                                                                    -----------
                     HOME BUILDERS: 3.28%
   100,000           Pulte Homes, Inc., 9.500%, due 04/01/03            101,276
                                                                    -----------
                                                                        101,276
                                                                    -----------
                     PIPELINES: 1.02%
    30,000           Kinder Morgan, Inc., 6.500%, due 09/01/12           31,408
                                                                    -----------
                                                                         31,408
                                                                    -----------
                     Total Corporate Bonds
                       (Cost $437,492)                                  448,890
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET BACKED SECURITIES: 3.26%
                     HOME EQUITY: 0.64%
    19,632           Amresco Residential Securities Mortgage
                       Loan Trust, 2.030%, due 01/25/28                  19,653
                                                                    -----------
                                                                         19,653
                                                                    -----------
                     MORTGAGE - COMMERCIAL: 2.62%
    80,873      #    Allied Capital Commercial Mortgage Trust,
                       6.710%, due 01/01/28                              80,830
                                                                    -----------
                                                                         80,830
                                                                    -----------
                     Total Collateralized Mortgage Obligations
                       and Asset Backed Securities
                       (Cost $101,590)                                  100,483
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.32%
                     FEDERAL HOME LOAN MORTGAGE: 1.20%
    35,271           5.097%, due 12/01/26                                36,880
                                                                    -----------
                                                                         36,880
                                                                    -----------
                     FEDERAL NATIONAL MORTGAGE: 36.12%
     1,528           4.664%, due 07/01/27                                 1,572
    14,916           4.805%, due 07/01/27                                15,389
    50,000           5.250%, due 04/15/07                                54,792
    99,774           6.000%, due 10/01/32                               103,313
    49,905           6.000%, due 10/01/32                                51,675
   100,000           6.125%, due 03/15/12                               114,203
    93,197           6.500%, due 08/01/32                                97,111
    47,724           6.500%, due 10/01/32                                49,728
   149,228           6.500%, due 12/01/31                               155,496
    99,811           7.000%, due 09/01/32                               105,014
    48,255           7.000%, due 11/01/32                                50,770
   191,072           7.500%, due 07/01/21                               203,402
   105,700           7.500%, due 11/01/29                               112,343
                                                                    -----------
                                                                      1,114,808
                                                                    -----------
                     Total U.S. Government Agency Obligations
                       (Cost $ 1,120,345)                             1,151,688
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 36.14%
                     U.S. TREASURY NOTES: 36.14%
   300,000           2.250%, due 07/31/04                               304,031
   200,000           3.000%, due 11/15/07                               202,469
   600,000           4.000%, due 11/15/12                               608,673
                                                                    -----------
                                                                      1,115,173
                                                                    -----------
                     Total U.S. Treasury Obligations
                       (Cost $1,101,231)                              1,115,173
                                                                    -----------
                     Total Long-Term Investments
                       (Cost $2,760,658)                              2,816,234
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
SHORT-TERMS INVESTMENTS: 8.52%
                     REPURCHASE AGREEMENT: 8.52%
$  263,000           State Street Bank Repurchase Agreement,
                       0.800%, due 01/02/03 $263,012 to be
                       received upon repurchase (Collateralized
                       by $265,500 USTN, 4.875% due 02/15/12
                       and $6,613 USTB, 7.125% due 02/15/23)        $   263,000
                                                                    -----------
                     Total Short-Terms Investments
                       (Cost $263,000)                                  263,000
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $3,023,658)*                                       99.78%   $ 3,079,234
OTHER ASSETS AND LIABILITIES-NET                            0.22%         6,778
                                                         -------    -----------
NET ASSETS                                                100.00%   $ 3,086,012
                                                         =======    ===========

@@   Foreign Issuer
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes.
     Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                             $    57,481
          Gross Unrealized Depreciation                                  (1,905)
                                                                    -----------
          Net Unrealized Appreciation                               $    55,576
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

SHARES                                                                 VALUE
------                                                                 -----
COMMON STOCK: 45.36%
                     AEROSPACE/DEFENSE: 0.52%
       400           General Dynamics Corp.                         $    31,748
       300           Northrop Grumman Corp.                              29,100
                                                                    -----------
                                                                         60,848
                                                                    -----------
                     AIRLINES: 0.29%
     2,400           Southwest Airlines Co.                              33,360
                                                                    -----------
                                                                         33,360
                                                                    -----------
                     APPAREL: 1.34%
     2,500      @    Coach, Inc.                                         82,300
     3,000      @    Gymboree Corp.                                      47,580
     1,200      @    Polo Ralph Lauren Corp.                             26,112
                                                                    -----------
                                                                        155,992
                                                                    -----------
                     AUTO MANUFACTURERS: 0.33%
     4,100           Ford Motor Co.                                      38,130
                                                                    -----------
                                                                         38,130
                                                                    -----------
                     BANKS: 0.28%
       700           Wells Fargo & Co.                                   32,809
                                                                    -----------
                                                                         32,809
                                                                    -----------
                     BEVERAGES: 0.29%
       700           Anheuser-Busch Cos., Inc.                           33,880
                                                                    -----------
                                                                         33,880
                                                                    -----------
                     BIOTECHNOLOGY: 0.86%
     3,400      @    Exact Sciences Corp.                                36,822
     1,400      @    Genzyme Corp.                                       41,398
     1,800      @    Telik, Inc.                                         20,988
                                                                    -----------
                                                                         99,208
                                                                    -----------
                     CHEMICALS: 0.59%
       600      @    Cabot Microelectronics Corp.                        28,320
       700           Praxair, Inc.                                       40,439
                                                                    -----------
                                                                         68,759
                                                                    -----------
                     COMMERCIAL SERVICES: 0.69%
     1,600      @    University of Phoenix Online                        57,344
       500      @    Weight Watchers International, Inc.                 22,985
                                                                    -----------
                                                                         80,329
                                                                    -----------
                     COMPUTERS: 2.75%
       300      @    Affiliated Computer Services, Inc.                  15,795
       300      @    Cognizant Technology Solutions Corp.                21,669
       900           Electronic Data Systems Corp.                       16,587
     4,200           Hewlett-Packard Co.                                 72,912
       800      @    Imation Corp.                                       28,064
     1,000           International Business Machines Corp.               77,500
       600      @    Lexmark International, Inc.                         36,300
     1,800      @    NetScreen Technologies, Inc.                        30,312
     2,000      @    Network Appliance, Inc.                             20,000
                                                                    -----------
                                                                        319,139
                                                                    -----------
                     COSMETICS/PERSONAL CARE: 0.30%
       400           Procter & Gamble Co.                                34,376
                                                                    -----------
                                                                         34,376
                                                                    -----------
                     DIVERSIFIED FINANCIAL SERVICES: 1.81%
     1,100           American Express Co.                                38,885
       600           Bear Stearns Cos., Inc.                             35,640
     1,000           Citigroup, Inc.                                     35,190
       500           Fannie Mae                                          32,165
     1,000           Goldman Sachs Group, Inc.                           68,100
                                                                    -----------
                                                                        209,980
                                                                    -----------
                     ELECTRICAL EQUIPMENT: 0.23%
       900      @    Wilson Greatbatch Technologies, Inc.                26,280
                                                                    -----------
                                                                         26,280
                                                                    -----------
                     ELECTRONICS: 0.90%
     1,000      @    Cymer, Inc.                                         32,250
       800           Parker Hannifin Corp.                               36,904
     4,300           Symbol Technologies, Inc.                           35,346
                                                                    -----------
                                                                        104,500
                                                                    -----------
                     ENTERTAINMENT: 0.59%
       900      @    International Game Technology                       68,328
                                                                    -----------
                                                                         68,328
                                                                    -----------
                     FOOD: 0.27%
       600      @    Whole Foods Market, Inc.                            31,638
                                                                    -----------
                                                                         31,638
                                                                    -----------
                     FOREST PRODUCTS & Paper: 0.30%
     1,000           International Paper Co.                             34,970
                                                                    -----------
                                                                         34,970
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
                     HEALTHCARE-PRODUCTS: 1.32%
     1,900      @    Boston Scientific Corp.                        $    80,788
       800           Medtronic, Inc.                                     36,480
       600      @    St Jude Medical, Inc.                               23,832
       300      @    Zimmer Holdings, Inc.                               12,456
                                                                    -----------
                                                                        153,556
                                                                    -----------
                     HEALTHCARE-SERVICES: 1.51%
       400      @    Anthem, Inc.                                        25,160
     2,000      @    Covance, Inc.                                       49,180
       800      @    Coventry Health Care, Inc.                          23,224
     1,600      @    Laboratory Corp. Of America Holdings                37,184
     1,000      @    Pediatrix Medical Group, Inc.                       40,060
                                                                    -----------
                                                                        174,808
                                                                    -----------
                     HOUSEHOLD PRODUCTS/WARES: 0.32%
       900           Clorox Co.                                          37,125
                                                                    -----------
                                                                         37,125
                                                                    -----------
                     INSURANCE: 2.17%
       600           American International Group                        34,710
       800           Jefferson-Pilot Corp.                               30,488
     1,200           Lincoln National Corp.                              37,896
       800           Marsh & McLennan Cos., Inc.                         36,968
       400     @@    Renaissance Holdings Ltd.                           15,840
     1,100           St Paul Cos.                                        37,455
     2,600      @    Travelers Property Casualty Corp.                   38,090
       500           WR Berkley Corp.                                    19,805
                                                                    -----------
                                                                        251,252
                                                                    -----------
                     INTERNET: 1.16%
       600      @    eBay, Inc.                                          40,692
       100      @    Expedia, Inc.                                        6,693
       700      @    Symantec Corp.                                      28,357
     1,300      @    United Online, Inc.                                 20,723
     2,300      @    Yahoo, Inc.                                         37,605
                                                                    -----------
                                                                        134,070
                                                                    -----------
                     LEISURE TIME: 0.28%
       600      @    Hotels.com                                          32,778
                                                                    -----------
                                                                         32,778
                                                                    -----------
                     MACHINERY-CONSTRUCTION & MINING: 0.35%
       900           Caterpillar, Inc.                                   41,148
                                                                    -----------
                                                                         41,148
                                                                    -----------
                     MACHINERY-DIVERSIFIED: 0.15%
       300      @    Zebra Technologies Corp.                            17,190
                                                                    -----------
                                                                         17,190
                                                                    -----------
                     MEDIA: 2.01%
     2,400      @    AOL Time Warner, Inc.                               31,440
     2,400      @    Cablevision Systems Corp.                           40,176
     1,600      @    Comcast Corp.                                       56,721
     1,300      @    COX Communications, Inc.                            36,920
     2,100           Walt Disney Co.                                     34,251
       900      @    Westwood One, Inc.                                  33,624
                                                                    -----------
                                                                        233,132
                                                                    -----------
                     MINING: 0.25%
     1,000           Newmont Mining Corp.                                29,030
                                                                    -----------
                                                                         29,030
                                                                    -----------
                     MISCELLANEOUS MANUFACTURER: 2.23%
       500           3M Co.                                              61,650
     1,100           Eastman Kodak Co.                                   38,544
     1,400           General Electric Co.                                34,090
     1,500           Honeywell International, Inc.                       36,000
     5,200     @@    Tyco International Ltd.                             88,816
                                                                    -----------
                                                                        259,100
                                                                    -----------
                     OIL & GAS: 2.71%
       500           ChevronTexaco Corp.                                 33,240
     1,700           Diamond Offshore Drilling                           37,145
     1,000           Exxon Mobil Corp.                                   34,940
       800   @,@@    Nabors Industries Ltd.                              28,216
     1,100   @,@@    Precision Drilling Corp.                            35,794
     1,400      @    Pride International, Inc.                           20,860
     1,900           Valero Energy Corp.                                 70,186
     2,200           XTO Energy, Inc.                                    54,340
                                                                    -----------
                                                                        314,721
                                                                    -----------
                     OIL & GAS SERVICES: 1.18%
     1,300           Baker Hughes, Inc.                                  41,847
       700      @    Cooper Cameron Corp.                                34,874
     1,500           Halliburton Co.                                     28,065
     1,000      @    Smith International, Inc.                           32,620
                                                                    -----------
                                                                        137,406
                                                                    -----------
                     PHARMACEUTICALS: 4.57%
       800           Abbott Laboratories                                 32,000
     2,100      @    Amylin Pharmaceuticals, Inc.                        33,894
     1,300   @,@@    Biovail Corp.                                       34,333
       300      @    Cephalon, Inc.                                      14,600
     1,200           Eli Lilly & Co.                                     76,200
       300      @    Forest Laboratories, Inc.                           29,466
       700      @    Gilead Sciences, Inc.                               23,800
     1,000      @    Medimmune, Inc.                                     27,170
       700           Merck & Co., Inc.                                   39,627
       800      @    Neurocrine Biosciences, Inc.                        36,528

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
                     PHARMACEUTICALS: (CONTINUED)
       700      @    NPS Pharmaceuticals, Inc.                      $    17,619
     1,400      @    Scios, Inc.                                         45,612
       800   @,@@    Taro Pharmaceuticals Industries                     30,080
     1,700      @    Watson Pharmaceuticals, Inc.                        48,059
     1,100           Wyeth                                               41,140
                                                                    -----------
                                                                        530,128
                                                                    -----------
                     RETAIL: 3.96%
     1,900      @    Chico's FAS, Inc.                                   35,929
     1,000      @    Costco Wholesale Corp.                              28,060
     7,900           Gap, Inc.                                          122,608
       900      @    Linens 'N Things, Inc.                              20,340
       900           Nordstrom, Inc.                                     17,073
     2,400      @    Pacific Sunwear Of California                       42,456
     1,600      @    Petsmart, Inc.                                      27,408
     1,400           Sears Roebuck and Co.                               33,530
     4,100      @    Staples, Inc.                                       75,030
     1,500           TJX Cos., Inc.                                      29,280
     1,000      @    Williams-Sonoma, Inc.                               27,150
                                                                    -----------
                                                                        458,864
                                                                    -----------
                     SEMICONDUCTORS: 3.37%
     6,000      @    Altera Corp.                                        74,040
     2,700      @    Applied Materials, Inc.                             35,181
     1,000      @    Cree, Inc.                                          16,350
     2,300           Intel Corp.                                         35,811
       800      @    Lam Research Corp.                                   8,640
     1,300           Linear Technology Corp.                             33,436
     4,300      @    LSI Logic Corp.                                     24,811
     1,200   @,@@    Marvell Technology Group Ltd.                       22,632
     6,100      @    Skyworks Solutions, Inc.                            52,582
     3,800      @    Teradyne, Inc.                                      49,438
     2,500           Texas Instruments, Inc.                             37,525
                                                                    -----------
                                                                        390,446
                                                                    -----------
                     SOFTWARE: 2.42%
     2,800      @    Borland Software Corp.                              34,440
     1,400      @    Hyperion Solutions Corp.                            35,938
       700      @    Intuit, Inc.                                        32,844
     1,400      @    Mercury Interactive Corp.                           41,510
       700      @    Microsoft Corp.                                     36,190
     2,400      @    Peoplesoft, Inc.                                    43,920
     1,800      @    Pinnacle Systems, Inc.                              24,498
       600      @    Pixar, Inc.                                         31,794
                                                                    -----------
                                                                        281,134
                                                                    -----------
                     TELECOMMUNICATIONS: 1.80%
       540           AT&T Corp.                                          14,099
     4,700      @    AT&T Wireless Services, Inc.                        26,555
     3,000      @    CIENA Corp.                                         15,420
       800      @    EchoStar Communications Corp.                       17,808
     4,200           Motorola, Inc.                                      36,330
     5,500      @    Nextel Communications, Inc.                         63,525
       400      @    UTStarcom, Inc.                                      7,932
       700           Verizon Communications, Inc.                        27,125
                                                                    -----------
                                                                        208,794
                                                                    -----------
                     TOYS/GAMES/HOBBIES: 0.28%
     1,300      @    Leapfrog Enterprises, Inc.                          32,695
                                                                    -----------
                                                                         32,695
                                                                    -----------
                     TRANSPORTATION: 0.98%
     1,000      @    Arkansas Best Corp.                                 25,981
       500           Roadway Corp.                                       18,405
       600           Union Pacific Corp.                                 35,922
     1,300      @    Yellow Corp.                                        32,748
                                                                    -----------
                                                                        113,056
                                                                    -----------
                     Total Common Stock
                       (Cost $5,248,710)                              5,262,959
                                                                    -----------
PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
CORPORATE BONDS: 9.53%
                     BANKS: 0.92%
$  100,000           Wachovia Corp., 4.950%, due 11/01/06           $   106,800
                                                                    -----------
                                                                        106,800
                                                                    -----------
                     BUILDING MATERIALS: 0.89%
   100,000     @@    Nexfor, Inc., 6.875%, due 11/15/05                 103,526
                                                                    -----------
                                                                        103,526
                                                                    -----------
                     DIVERSIFIED FINANCIAL SERVICES: 1.39%
   150,000      #    Goldman Sachs Group LP, 6.625%, due 12/01/04       161,424
                                                                    -----------
                                                                        161,424
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

Principal
 AMOUNT                                                                VALUE
 ------                                                                -----
                     ELECTRIC: 1.81%
$  100,000     @@    Empresa Nacional de Electricidad
                       SA, 8.500%, due 04/01/09                     $   100,456
   100,000           Exelon Corp., 6.750%, due 05/01/11                 109,672
                                                                    -----------
                                                                        210,128
                                                                    -----------
                     FOOD: 2.14%
   100,000           ConAgra Foods, Inc., 9.750%, due 03/01/21          141,184
   100,000           Safeway, Inc., 7.250%, due 09/15/04                107,669
                                                                    -----------
                                                                        248,853
                                                                    -----------
                     HOME BUILDERS: 1.75%
   200,000           Pulte Homes, Inc., 9.500%, due 04/01/03            202,553
                                                                    -----------
                                                                        202,553
                                                                    -----------
                     PIPELINES: 0.63%
    70,000           Kinder Morgan, Inc., 6.500%, due 09/01/12           73,286
                                                                    -----------
                                                                         73,286
                                                                    -----------
                     Total Corporate Bonds
                       (Cost $1,059,947)                              1,106,570
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET BACKED SECURITIES: 1.04%
                     HOME EQUITY: 0.34%
    39,264           Amresco Residential Securities Mortgage
                       Loan Trust, 2.070%, due 01/25/28                  39,306
                                                                    -----------
                                                                         39,306
                                                                    -----------
                     MORTGAGE -- COMMERCIAL: 0.70%
    80,873      #    Allied Capital Commercial Mortgage Trust,
                       6.710%, due 01/01/28                              80,830
                                                                    -----------
                                                                         80,830
                                                                    -----------
                     Total Collateralized Mortgage Obligations
                       and Asset Backed Securities
                       (Cost $120,623)                                  120,136
                                                                    -----------
DEPOSITORY RECEIPTS: 0.54%
                     AIRLINES: 0.54%
     1,600     @@    Ryanair Holdings PLC ADR                            62,655
                                                                    -----------
                     Total Depository Receipts
                      (Cost $58,031)                                     62,655
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.56%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 6.26%
$   92,427           6.487%, due 12/01/26                                96,645
   601,384           6.500%, due 12/01/31                               626,902
     2,728           9.000%, due 10/01/19                                 3,042
                                                                    -----------
                                                                        726,589
                                                                    -----------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 19.30%
     7,638           4.664%, due 07/01/27                                 7,861
    39,676           4.805%, due 07/01/27                                40,934
   100,000           5.250%, due 04/15/07                               109,584
   466,910           6.000%, due 01/01/32                               483,473
   286,674           6.000%, due 02/01/32                               296,857
   149,661           6.000%, due 10/01/32                               154,970
   100,000           6.125%, due 03/15/12                               114,203
   139,797           6.500%, due 08/01/32                               145,667
   298,455           6.500%, due 12/01/31                               310,992
   149,716           7.000%, due 09/01/32                               157,520
   286,609           7.500%, due 07/01/21                               305,103
   105,700           7.500%, due 11/01/29                               112,343
                                                                    -----------
                                                                      2,239,507
                                                                    -----------
                     Total U.S. Government Agency Obligations
                       (Cost $ 2,853,718)                             2,966,096
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 13.55%
                     U.S. TREASURY NOTES: 13.55%
   200,000           2.250%, due 07/31/04                               202,688
   300,000           3.000%, due 11/15/07                               303,703
 1,050,000           4.000%, due 11/15/12                             1,065,177
                                                                    -----------
                     Total U.S. Treasury Obligations
                       (Cost $1,552,368)                              1,571,568
                                                                    -----------
                     Total Long-Term Investments
                       (Cost $10,893,397)                            11,089,984
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2002 (CONTINUED)

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----
SHORT-TERMS INVESTMENTS: 4.52%
                     Repurchase Agreement: 4.52%
$  316,000           State Street Bank Repurchase Agreement,
                       0.800%, due 01/02/03 $316,014 to be
                       received upon repurchase (Collateralized
                       by $324,242 USTB, 7.500%, due 11/15/16       $   316,000
   209,000           State Street Bank Repurchase Agreement,
                       0.800%, due 01/02/03 $209,009 to be
                       received upon repurchase (Collateralized
                       by $218,338 USTB, 7.500%, due 11/15/16           209,000
                                                                    -----------
                     Total Short-Terms Investments
                       (Cost $525,000)                                  525,000
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $11,418,397)*                                     100.10%   $11,614,984
OTHER ASSETS AND LIABILITIES-NET                           -0.10%       (11,902)
                                                         -------    -----------
NET ASSETS                                                100.00%   $11,603,082
                                                         =======    ===========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
*    Cost for federal income tax purposes is $11,511,710
     Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                             $   358,312
          Gross Unrealized Depreciation                                (255,038)
                                                                    -----------
          Net Unrealized Appreciation                               $   103,274
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                         MONEY                       ASSET
                                                          STOCK         MARKET          BOND       ALLOCATION
                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                       -----------    -----------   -----------   -----------
INVESTMENT INCOME:
Dividends                                              $    32,399    $        --   $        --   $    18,754
Interest                                                     6,101        112,028       141,109       370,577
                                                       -----------    -----------   -----------   -----------
   Total Investment Income                                  38,500        112,028       141,109       389,331
                                                       -----------    -----------   -----------   -----------
EXPENSES:
Investment management fees                                  61,078         32,124        14,746        60,240
Custodian and accounting expenses                           35,839          5,772         8,172        48,434
Administrative and service fees                             12,216          6,425         2,949        12,048
Professional fees                                           43,826         13,689         9,985        24,121
Printing and postage expenses                               13,342          4,085         1,864         9,010
Miscellaneous expenses                                       1,958            753           285           490
Directors fees                                              10,821          3,061         2,308         7,585
                                                       -----------    -----------   -----------   -----------
   Subtotal                                                179,080         65,909        40,309       161,928
   Less expenses waived and/or reimbursed
     by affiliates                                          68,830         16,062        14,085        53,979
                                                       -----------    -----------   -----------   -----------
   Net expenses                                            110,250         49,847        26,224       107,949
                                                       -----------    -----------   -----------   -----------
Net investment income (loss)                               (71,750)        62,181       114,885       281,382
                                                       -----------    -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments                 (3,172,082)            --        63,043    (1,015,881)
Net change in unrealized appreciation (depreciation)
 on investments                                         (1,575,904)            --        53,152      (378,729)
                                                       -----------    -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments                                            (4,747,986)            --       116,195    (1,394,610)
                                                       -----------    -----------   -----------   -----------
Increase (decrease) in net assets resulting from
 operations                                            $(4,819,736)   $    62,181   $   231,080   $(1,113,228)
                                                       ===========    ===========   ===========   ===========

See accompanying index descriptions

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                             MONEY                           ASSET
                                                             STOCK           MARKET          BOND         ALLOCATION
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
FROM OPERATIONS:
  Net investment income (loss)                           $    (71,750)   $     62,181    $    114,885    $    281,382
  Net realized gain (loss) on investments                  (3,172,082)             --          63,043      (1,015,881)
  Net change in unrealized appreciation (depreciation)
   of investments                                          (1,575,904)             --          53,152        (378,729)
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
   from operations                                         (4,819,736)         62,181         231,080      (1,113,228)
                                                         ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                            --         (62,181)       (123,927)       (377,091)

FROM CAPITAL SHARES TRANSACTIONS:
  Net proceeds from sales of shares                            47,886          35,800           9,255          54,100
  Shares resulting from dividend reinvestments                     --          62,181         123,927         377,091
  Cost of shares redeemed                                     (60,481)        (47,727)             --         (89,948)
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting from
   capital share transactions                                 (12,595)         50,254         133,182         341,243
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets                    (4,832,331)         50,254         240,335      (1,149,076)
                                                         ------------    ------------    ------------    ------------
NET ASSETS, BEGINNING OF YEAR                              14,972,495       6,399,732       2,845,677      12,752,158
                                                         ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR                                  $ 10,140,164    $  6,449,986    $  3,086,012    $ 11,603,082
                                                         ============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR       $         --    $         --    $         --    $         --
                                                         ============    ============    ============    ============

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                             MONEY                           ASSET
                                                             STOCK           MARKET          BOND         ALLOCATION
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
FROM OPERATIONS:
  Net investment income (loss)                           $   (111,865)   $    201,657    $    149,405    $    312,277
  Net realized gain (loss) on investments                 (11,524,399)              3        (181,522)     (4,261,053)
  Net change in unrealized appreciation
   of investments                                             754,003              --         216,998         818,153
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations                                       (10,882,261)        201,660         184,881      (3,130,623)
                                                         ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            --        (201,657)       (121,014)       (266,824)

FROM CAPITAL SHARES TRANSACTIONS:
  Net proceeds from sales of shares                                --              --              --         291,534
  Shares resulting from dividend reinvestments                     --         201,657         121,014         266,824
                                                         ------------    ------------    ------------    ------------
                                                                   --         201,657         121,014         558,358
  Cost of shares redeemed                                    (658,079)       (132,605)       (219,971)             --
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting from
   capital share transactions                                (658,079)         69,052         (98,957)        558,358
                                                         ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets                   (11,540,340)         69,055         (35,090)     (2,839,089)
                                                         ------------    ------------    ------------    ------------
NET ASSETS, BEGINNING OF YEAR                              26,512,835       6,330,677       2,880,767      15,591,247
                                                         ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR                                  $ 14,972,495    $  6,399,732    $  2,845,677    $ 12,752,158
                                                         ============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR       $         --    $         --    $     94,991    $    222,653
                                                         ============    ============    ============    ============

See accompanying notes to financial statements.

USLICO SERIES FUND - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002

(1) ORGANIZATION -- USLICO Series Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate series (Stock Portfolio, Money Market Portfolio, Bond Portfolio and Asset Allocation Portfolio), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolios are sold only to separate accounts of ReliaStar Life Insurance Company (Reliastar Life) and ReliaStar Life Insurance Company of New York (Reliastar Life of New York, a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  SECURITY  VALUATION  -- For each  Portfolio  except  the Money  Market
Portfolio, equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. The Money Market Portfolio, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

     (b) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected and dividend income is recorded on the ex-dividend date. Discounts are accreted, and premiums amortized to par at maturity based on the scientific method.

     (c) FEDERAL INCOME TAXES -- Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, a Portfolio will not be subject to Federal income taxes if it makes distributions of net investment income and net realized gains in compliance with Subchapter M and meets certain other requirements. Therefore, no federal income tax provision is required. To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

     (d) CONTRIBUTIONS AND WITHDRAWALS -- Funds contributed into or withdrawn from the Fund are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

     (e) REPURCHASE AGREEMENTS -- The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

     (f) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     (g) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly by the Stock Portfolio, Bond Portfolio and Asset Allocation Portfolio: and declared and paid daily by the Money Market Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

(3) AFFILIATIONS AND RELATED PARTY TRANSACTIONS -- Each of the Portfolios has entered into an Investment Advisory Agreement with ING Investments, LLC (the "Advisor"), a wholly-owned subsidiary of ING Groep N.V. The advisory agreement provides that management fees be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. The Advisor has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The Advisor has also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average net assets of each Portfolio.

As of December 31, 2002, the cumulative amount of reimbursed fees that are subject to possible recoupment by the manager are as follows:

                 Stock Portfolio                 $ 88,187
                 Money Market Portfolio            43,247
                 Bond Portfolio                    55,778
                 Asset Allocation Portfolio       110,718

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Portfolio. The Portfolios pay the Administrator a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar, serves as Distributor of the Fund. No fees are charged to the Portfolios for distribution services.

At December 31, 2002, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                 ACCRUED ADVISORY FEE      ACCRUED ADMINISTRATIVE FEE      TOTAL
                                 --------------------      --------------------------      -----
Stock Portfolio                        $ 6,078                     $ 2,953                $ 9,031
Money Market Portfolio                   4,061                       1,625                  5,686
Bond Portfolio                           1,921                         770                  2,691
Asset Allocation Portfolio               8,341                       3,192                 11,533

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended May 24, 2002.

(4) PURCHASES AND SALES OF INVESTMENT SECURITIES -- The aggregate cost of purchases and proceeds from sales of investments (excluding U.S. Government and short-term investments) for the year ended December 31, 2002 were as follows:

                                 PURCHASES                       SALES
                                -----------                   -----------
Stock Portfolio                 $50,033,401                   $50,218,837
Bond Portfolio                      312,279                       888,281
Asset Allocation Portfolio        9,219,817                     8,035,677

U.S. Government Securities not included above were as follows:

                                 PURCHASES                       SALES
                                -----------                   -----------
Stock Portfolio                 $       --                    $        --
Bond Portfolio                    4,273,929                     3,170,281
Asset Allocation Portfolio       10,265,639                     9,477,226

(5) SUMMARY OF CAPITAL SHARES TRANSACTIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                 MONEY                     ASSET
                                                    STOCK        MARKET       BOND      ALLOCATION
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                  ---------    ---------    ---------    ---------
DOLLARS
  Shares sold                                     $  47,886    $  35,800    $   9,255    $  54,100
  Shares issued as reinvestments of dividends            --       62,181      123,927      377,091
  Shares redeemed                                   (60,481)     (47,727)          --      (89,948)
                                                  ---------    ---------    ---------    ---------
  Net increase (decrease)                         $ (12,595)   $  50,254    $ 133,182    $ 341,243
                                                  =========    =========    =========    =========
SHARES
  Shares sold                                         7,278       35,800          983        6,502
  Shares issued as reinvestments of dividends            --       62,181       13,037       47,446
  Shares redeemed                                    (9,192)     (47,727)          --      (10,811)
                                                  ---------    ---------    ---------    ---------
  Net increase (decrease) in shares outstanding      (1,914)      50,254       14,020       43,137
                                                  =========    =========    =========    =========

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                 MONEY                     ASSET
                                                    STOCK        MARKET       BOND      ALLOCATION
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                  ---------    ---------    ---------    ---------
DOLLARS
  Shares sold                                     $      --    $      --    $      --    $ 291,534
  Shares issued as reinvestments of dividends            --      201,657      121,014      266,824
  Shares redeemed                                  (658,079)    (132,605)    (219,971)          --
                                                  ---------    ---------    ---------    ---------
  Net increase (decrease)                         $(658,079)   $  69,052    $ (98,957)   $ 558,358
                                                  =========    =========    =========    =========
SHARES
  Shares sold                                            --           --           --       33,587
  Shares issued as reinvestments of dividends            --      201,657       12,890       30,000
  Shares redeemed                                   (89,656)    (132,605)     (23,277)          --
                                                  ---------    ---------    ---------    ---------
  Net increase (decrease) in shares outstanding     (89,656)      69,052      (10,387)      63,587
                                                  =========    =========    =========    =========

(6) FEDERAL INCOME TAXES

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follow:

                    ORDINARY INCOME   LONG-TERM CAPITAL GAIN   RETURN OF CAPITAL
                    ---------------   ----------------------   -----------------
Stock                   $    --              $    --                $    --
Money Market              62,184                  --                     --
Bond                     123,927                  --                     --
Asset Allocation         377,091                  --                     --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly,   the  following  amounts  represent  current  year  permanent  tax differences that have been reclassified as of December 31, 2002.

                                                             ACCUMULATED NET
                        PAID-IN       UNDISTRIBUTED         NET REALIZED GAINS
                        CAPITAL     INVESTMENT INCOME    (LOSSES) ON INVESTMENTS
                        -------     -----------------    -----------------------
Stock                 $ (71,750)       $  71,750               $      --
Money Market                 --               --                      --
Bond                     85,949          (85,949)                     --
Asset Allocation        126,944         (126,944)                     --

For income tax purposes, capital (currency) losses incurred after October 31 within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year. Capital loss carryforwards, which may be used to offset future, realized capital gains for federal income tax purposes were as follows at December 31, 2002:

                                   AMOUNT              EXPIRATION DATES
                                   ------              ----------------
Stock                           $17,966,202               2009-2011
Money Market                             --                   --
Bond                                175,924               2009-2010
Asset Allocation                  6,425,914               2009-2011

The following represents the tax-basis components of distributable earnings as of December 31, 2002:

                                       UNDISTRIBUTED                                         CAPITAL
                    UNDISTRIBUTED        LONG-TERM                UNREALIZED                   LOSS
                   ORDINARY INCOME     CAPITAL GAINS     APPRECIATION/(DEPRECIATION)      CARRYFORWARDS
                   ---------------     -------------     ---------------------------      -------------
Stock               $         --       $          --           $    (43,423)              $(17,966,202)
Money Market                  --                  --                     --                         --
Bond                          --                  --                 55,576                   (175,924)
Asset Allocation              --                  --                103,274                 (6,425,914)

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                               MONEY                        ASSET
                                                                STOCK          MARKET        BOND        ALLOCATION
                                                              PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ----------     ----------    ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $     7.32     $     1.00    $     9.41     $     8.64
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.04)          0.01          0.39           0.19
  Net realized and unrealized gain (loss) on investments           (2.32)            --          0.35          (0.94)
                                                              ----------     ----------    ----------     ----------
  Total from investment operations                                 (2.36)          0.01          0.74          (0.75)
Distributions
  Distribtution of net investment income                              --          (0.01)        (0.40)         (0.25)
                                                              ----------     ----------    ----------     ----------
  Net asset value, end of year                                $     4.96     $     1.00    $     9.75     $     7.64
                                                              ==========     ==========    ==========     ==========
TOTAL RETURN(1)                                                   (32.24)%         0.88%         8.07%         (8.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $   10,140     $    6,450    $    3,086     $   11,603
Ratio of expenses to average net assets after
 expensed reimbursement                                             0.90%          0.78%         0.89%          0.90%
Ratio of expenses to average net assets prior to
 expense reimbursement                                              1.47%          1.03%         1.37%          1.34%
Ratio of net investment income (loss) to average
 net assets                                                        (0.59)%         0.97%         4.20%          2.42%
Portfolio turnover rate                                              418%           N/A           159%           258%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                 MONEY                             ASSET
                                                                STOCK            MARKET           BOND          ALLOCATION
                                                             PORTFOLIO(2)     PORTFOLIO(2)     PORTFOLIO(2)     PORTFOLIO(2)
                                                             ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $    12.42       $     1.00       $     9.21       $    11.04
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.05)            0.03             0.48             0.22
  Net realized and unrealized gains (losses) on investments        (5.05)              --             0.11            (2.43)
                                                              ----------       ----------       ----------       ----------
  Total from investment operations                                 (5.10)            0.03             0.59            (2.21)
Distributions
  Distribution of net investment income                               --            (0.03)           (0.39)           (0.19)
                                                              ----------       ----------       ----------       ----------
  Net asset value, end of year                                $     7.32       $     1.00       $     9.41       $     8.64
                                                              ==========       ==========       ==========       ==========
TOTAL RETURN(1)                                                   (41.06)%           3.14%            6.47%          (20.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $   14,972       $    6,400       $    2,846       $   12,752
Ratio of expenses to average net assets after
 expense reimbursement                                              0.90%            0.90%            0.90%            0.90%
Ratio of expenses to average net assets prior to
 expense reimbursement                                              1.42%            1.63%            2.15%            1.76%
Ratio of net investment income (loss) to average
 net assets                                                        (0.61)%           3.13%            5.02%(3)         2.37%(3)
Portfolio turnover rate                                              510%             N/A              215%             354%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions at net asset value.
(2) Effective May 11, 2001, ING Investments, LLC ceased serving as sub-adviser to all of the Portfolios and began serving as adviser to all of the Portfolios.
(3) Had the Bond Portfolio and the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56% and 2.09%, respectively.

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                               MONEY                           ASSET
                                                                STOCK          MARKET          BOND          ALLOCATION
                                                              PORTFOLIO     PORTFOLIO(2)    PORTFOLIO(2)    PORTFOLIO(2)
                                                              ---------     ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $    16.06     $     1.00      $     9.01      $    12.68
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.02)          0.05            0.40            0.18
  Net realized and unrealized gains (losses) on investments        (3.18)            --            0.20           (1.41)
                                                              ----------     ----------      ----------      ----------
  Total from investment operations                                 (3.20)          0.05            0.60           (1.23)
Distributions
  Distribution of net investment income                               --          (0.05)          (0.40)          (0.18)
  Distribution of realized capital gains                           (0.44)            --              --           (0.23)
                                                              ----------     ----------      ----------      ----------
  Net asset value, end of year                                $    12.42     $     1.00      $     9.21      $    11.04
                                                              ==========     ==========      ==========      ==========
TOTAL RETURN(1)                                                   (19.94)%         5.59%           6.74%          (9.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $   26,513     $    6,331      $    2,881      $   15,591
Ratio of expenses to average net assets after reimbursement         0.62%          0.90%           0.90%           0.90%
Ratio of expenses to average net assets prior to expense
 reimbursement                                                      0.87%          1.34%           1.83%           1.18%
Ratio of net investment income (loss) to average net assets        -0.11%          5.45%           4.30%           1.44%
Portfolio turnover rate                                           365.49%           N/A           49.27%         242.78%

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2) Effective December 1, 2000, ING Pilgrim Investments, LLC became sub-adviser to the Money Market and Bond Portfolios as well as the bond portion of the Asset Allocation Portfolio.

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                               MONEY                       ASSET
                                                                STOCK          MARKET        BOND       ALLOCATION
                                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              ----------     ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $    13.64     $     1.00    $     9.74    $    11.92
Income (loss) from investments operations:
  Net investment income                                             0.12           0.04          0.46          0.31
  Net realized and unrealized gains (losses) on investments         3.93             --         (0.73)         1.48
                                                              ----------     ----------    ----------    ----------
  Total from investment operations                                  4.05           0.04         (0.27)         1.79
Distributions:
  Distribution of net investment income                            (0.13)         (0.04)        (0.46)        (0.31)
  Distribution of realized capital gains                           (1.50)            --            --         (0.72)
                                                              ----------     ----------    ----------    ----------
  Net asset value, end of year                                $    16.06     $     1.00    $     9.01    $    12.68
                                                              ==========     ==========    ==========    ==========
  TOTAL RETURN(1)                                                  30.08%          5.00%        (2.87)%       15.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $   34,493     $    6,058    $    2,765    $   18,180
Expenses to average net assets                                      0.90%          0.90%         0.90%         0.90%
Net investment income to average net assets                         0.84%          4.27%         4.88%         2.58%
Portfolio turnover rate                                           305.87%           N/A         45.74%       227.49%

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                               MONEY                      ASSET
                                                                STOCK          MARKET         BOND      ALLOCATION
                                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              ----------     ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $    13.50     $     1.00    $    10.00    $    11.98
Income from investment operations:
  Net investment income                                             0.20           0.05          0.55          0.39
  Net realized and unrealized gains (losses) on investments         0.62             --         (0.13)         0.27
                                                              ----------     ----------    ----------    ----------
  Total from investment operations                                  0.82           0.05          0.42          0.66
Distributions
  Distribution of net investment income                            (0.20)         (0.05)        (0.55)        (0.39)
  Distribution of realized capital gains                           (0.48)            --         (0.13)        (0.33)
                                                              ----------     ----------    ----------    ----------
  Net asset value, end of year                                $    13.64     $     1.00    $     9.74    $    11.92
                                                              ==========     ==========    ==========    ==========
TOTAL RETURN(1)                                                     6.00%          5.00%         4.30%         5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $   27,774     $    5,964    $    2,832    $   16,335
Expenses to average net assets                                      0.75%          0.75%         0.75%         0.75%
Net investment income to average net assets                         1.49%          4.79%         5.50%         3.19%
Portfolio turnover rate                                           172.22%           N/A         90.97%       135.68%

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

See accompanying notes to financial statements.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 USLICO Series Fund:

We have audited the accompanying statements of assets and liabilities of the USLICO Stock Portfolio, USLICO Money Market Portfolio, USLICO Bond Portfolio and the USLICO Asset Allocation Portfolio (four Portfolios comprising the USLICO Series Fund) (collectively the "Fund"), including the portfolios of investments, as of December 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to January 1, 2000 the financial highlights were audited by other auditors whose reports thereon dated February 11, 2000 and February 16, 1999 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects the financial position of the USLICO Stock Portfolio, USLICO Money Market Portfolio, USLICO Bond Portfolio and the USLICO Asset Allocation Portfolio, as of December 31, 2002, the results of their operations, changes in their net assets and financial highlights for the years or periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
February 7, 2003

                           TAX INFORMATION (Unaudited)

Dividends paid during the fiscal year ended December 31, 2002 were as follows:

PORTFOLIO NAME                           TYPE                   PER SHARE AMOUNT
--------------                           ----                   ----------------
Money Market Portfolio                   NII                         $ 0.0120
Bond Portfolio                           NII                         $ 0.4023
Asset Allocation Portfolio               NII                         $ 0.2549

----------
NII-Net investment income

Of the ordinary distributions made during the fiscal period ending December 31, 2002, the following percentage qualify for the dividends received deduction available to corporate shareholders; 5.78% for the Asset Allocation Portfolio.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors/Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below:

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                             TERM OF                                         IN FUND
                                           OFFICE AND               PRINCIPAL                COMPLEX          OTHER
                             POSITION(S)    LENGTH OF             OCCUPATION(S)             OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS               HELD          TIME                 DURING THE                  BY            HELD BY
       AND AGE                WITH FUND      SERVED              PAST FIVE YEARS             TRUSTEE         TRUSTEE
       -------                ---------      ------              ---------------             -------         -------
Independent Trustees:

Paul S. Doherty                Trustee       October      Mr. Doherty is President and         104      Mr. Doherty is a
7337 E. Doubletree Ranch Rd.                 1999 to      Partner, Doherty, Wallace,                    Trustee of the GCG
Scottsdale, AZ 85258                         Present      Pillsbury and Murphy, P.C.,                   Trust (February 2002
Born: 1934                                                Attorneys (1996 to present); a                to present).
                                                          Director of Tambrands, Inc.
                                                          (1993 to 1998); and a Trustee
                                                          of each of the funds managed
                                                          by Northstar Investment
                                                          Management Corporation
                                                          (1993 to 1999).

J. Michael Earley              Trustee       February     President and Chief Executive        104      Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                 2002 to      Officer of Bankers Trust                      of the GCG Trust
Scottsdale, AZ 85258                         Present      Company, N.A. (1992 to                        (1997 to present).
Born: 1945                                                present).

R. Barbara Gitenstein          Trustee       February     President of the College of New      104      Dr. Gitenstein is a
7337 E. Doubletree Ranch Rd.                 2002 to      Jersey (1999 to present);                     Trustee of the GCG
Scottsdale, AZ 85258                         Present      Executive Vice President and                  Trust (1997 to
Born: 1948                                                Provost at Drake University                   present).
                                                          (1992 to 1998).

Walter H. May                  Trustee       October      Retired. Mr. May was formerly        104      Mr. May is a Trustee
7337 E. Doubletree Ranch Rd.                 1999 to      Managing Director and                         for the Best Prep
Scottsdale, AZ 85258                         Present      Director of Marketing for Piper               Charity (1991 to
Born: 1936                                                Jaffray, Inc. (an investment                  present) and the GCG
                                                          banking/underwriting firm).                   Trust (February 2002
                                                          Mr. May was formerly a Trustee                to present).
                                                          of each of the funds managed
                                                          by Northstar Investment
                                                          Management Corporation
                                                          (1996 to 1999).

Jock Patton                    Trustee       August       Private Investor. Mr. Patton was     104      Mr. Patton is a
7337 E. Doubletree Ranch Rd.                 1995 to      formerly Director and Chief                   Trustee of the GCG
Scottsdale, AZ 85258                         Present      Executive Officer of Rainbow                  Trust (February 2002
Born: 1945                                                Multimedia Group, Inc.                        to present); He is also
                                                          (January 1999 to December                     Director of
                                                          2001); Director of Stuart                     Hypercom, Inc. and
                                                          Entertainment, Inc.; Directory                JDA Software Group,
                                                          of Artisoft, Inc. (1994 to                    Inc. (January 1999 to
                                                          1998); President and co-owner                 present); National
                                                          of StockVal, Inc. (November                   Airlines, Inc.; and BG
                                                          1992 to June 1997) and a                      Associates, Inc.
                                                          Partner and Director of the law
                                                          firm of Streich Lang, P.A. (1972
                                                          to 1993).

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                             TERM OF                                         IN FUND
                                           OFFICE AND               PRINCIPAL                COMPLEX          OTHER
                             POSITION(S)    LENGTH OF             OCCUPATION(S)             OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS               HELD          TIME                 DURING THE                  BY            HELD BY
       AND AGE                WITH FUND      SERVED              PAST FIVE YEARS             TRUSTEE         TRUSTEE
       -------                ---------      ------              ---------------             -------         -------
David W.C. Putnam              Trustee       October      President and Director of F.L.       104      Mr. Putnam is a
7337 E. Doubletree Ranch Rd.                 1999 to      Putnam Securities Company,                    Trustee of GCG Trust
Scottsdale, AZ 85258                         Present      Inc. and its affiliates. Mr.                  (February 2002 to
Born: 1939                                                Putnam is also President,                     present); Director of
                                                          Secretary and Trustee of The                  F.L. Putnam Securities
                                                          Principled Equity Market Fund.                Company, Inc. (June
                                                          Mr. Putnam was formerly a                     1978 to present); F.L.
                                                          Director/Trustee of Trust Realty              Putnam Investment
                                                          Corp., Anchor Investment                      Management
                                                          Trust, Bow Ridge Mining Co.,                  Company (December
                                                          and each of the funds managed                 2001 to present);
                                                          by Northstar Investment                       Asian American Bank
                                                          Management Corporation                        and Trust Company
                                                          (1994 to 1999).                               (June 1992 to
                                                                                                        present); and Notre
                                                                                                        Dame Health Care
                                                                                                        Center (1991 to
                                                                                                        present). He is also
                                                                                                        a Trustee of The
                                                                                                        Principled Equity
                                                                                                        Market Fund
                                                                                                        (November 1996 to
                                                                                                        present);
                                                                                                        Progressive Capital
                                                                                                        Accumulation Trust
                                                                                                        (August 1998 to
                                                                                                        present); Anchor
                                                                                                        International Bond
                                                                                                        Trust (December 2000
                                                                                                        to present); F.L.
                                                                                                        Putnam Foundation
                                                                                                        (December 2000 to
                                                                                                        present); Mercy
                                                                                                        Endowment Foundation
                                                                                                        (1995 to present);
                                                                                                        and an Honorary
                                                                                                        Trustee of Mercy
                                                                                                        Hospital (1973 to
                                                                                                        present).

Blaine E. Rieke                Trustee       February     General Partner of Huntington        104      Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                 2001 to      Partners, an investment                       Director/Trustee of
Scottsdale, AZ 85258                         Present      partnership (1997 to present).                the Morgan Chase
Born: 1933                                                Mr. Rieke was formerly                        Trust Co. (January
                                                          Chairman and Chief Executive                  1998 to present) and
                                                          Officer of Firstar Trust                      the GCG Trust
                                                          Company (1973 to 1996). Mr.                   (February 2002 to
                                                          Rieke was formerly the                        present).
                                                          Chairman of the Board and a
                                                          Trustee of each of the funds
                                                          managed by ING Investment
                                                          Management Co. LLC. (1998
                                                          to 2001).

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                             TERM OF                                         IN FUND
                                           OFFICE AND               PRINCIPAL                COMPLEX          OTHER
                             POSITION(S)    LENGTH OF             OCCUPATION(S)             OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS               HELD          TIME                 DURING THE                  BY            HELD BY
       AND AGE                WITH FUND      SERVED              PAST FIVE YEARS             TRUSTEE         TRUSTEE
       -------                ---------      ------              ---------------             -------         -------
Roger B. Vincent               Trustee       February     President of Springwell              104      Mr. Vincent is a
7337 E. Doubletree Ranch Rd.                 2002 to      Corporation, a corporate                      Trustee of the GCG
Scottsdale, AZ 85258                         Present      advisory firm (1989 to present).              Trust (1994 to
Born: 1945                                                Mr. Vincent was formerly a                    present) and a
                                                          Director of Tatham Offshore,                  Director of AmeriGas
                                                          Inc. (1996 to 2000) and                       Propane, Inc. (1998
                                                          Petrolane, Inc. (1993 to 1995).               to present).

Richard A. Wedemeyer           Trustee       February     Vice President -- Finance and        104      Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                 2001 to      Administration -- of the                      Trustee of Touchstone
Scottsdale, AZ 85258                         Present      Channel Corporation, an                       Consulting Group
Born: 1936                                                importer of specialty alloy                   (1997 to present) and
                                                          aluminum products (1996 to                    the GCG Trust
                                                          present). Mr. Wedemeyer was                   (February 2002 to
                                                          formerly Vice President --                    present).
                                                          Finance and Administration --
                                                          of Performance Advantage, Inc.,
                                                          a provider of training and
                                                          consultation services (1992 to
                                                          1996), and Vice President --
                                                          Operations and Administration
                                                          of Jim Henson Productions
                                                          (1979 to 1997). Mr.
                                                          Wedemeyer was a Trustee of
                                                          each of the funds managed by
                                                          ING Investment Management
                                                          Co. LLC. (1998 to 2001).
Interested Directors:

R. Glenn Hilliard(1)           Trustee       February     Chairman and CEO of ING              104      Mr. Hilliard is a
ING Americas                                 2002 to      Americas and a member of its                  Trustee of the GCC
5780 Powers Ferry Road, NW                   Present      Americas Executive Committee                  Trust (February 2002
Atlanta, GA 30327                                         (1999 to present). Mr. Hilliard               to present). Mr.
Born: 1943                                                was formerly Chairman and                     Hilliard also serves as
                                                          CEO of ING North America,                     a member of the
                                                          encompassing the U.S., Mexico                 Board of Directors of
                                                          and Canada regions (1994 to                   the Clemson University
                                                          1999).                                        Foundation, the Board
                                                                                                        of Councilors for the
                                                                                                        Carter Center, a Trustee
                                                                                                        of the Woodruff Arts
                                                                                                        Center and also on the
                                                                                                        Board of Directors for
                                                                                                        the High Museum of
                                                                                                        Art.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                             TERM OF                                         IN FUND
                                           OFFICE AND               PRINCIPAL                COMPLEX          OTHER
                             POSITION(S)    LENGTH OF             OCCUPATION(S)             OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS               HELD          TIME                 DURING THE                  BY            HELD BY
       AND AGE                WITH FUND      SERVED              PAST FIVE YEARS             TRUSTEE         TRUSTEE
       -------                ---------      ------              ---------------             -------         -------
Thomas J. McInerney(2)         Trustee       February     Chief Executive Officer,             158      Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                 2001 to      ING U.S. Financial                            Director/Trustee of Aeltus
Scottsdale, AZ 85258                         Present      Services (October 2001 to                     Investment Management,
Born: 1956                                                present); President, Chief                    Inc. (1997 to present); each
                                                          Executive Officer, and                        of the Aetna Funds (April
                                                          Director of Northern Life                     2002 to present); Ameribest
                                                          Insurance Company                             Life Insurance Co. (2001 to
                                                          (2001 to present); and                        present); Equitable Life
                                                          President and Director of                     Insurance Co. (2001 to
                                                          Aetna Life Insurance and                      present); First Columbine
                                                          Annuity Company (1997                         Life Insurance Co. (2001 to
                                                          to present), Aetna                            present); Golden American
                                                          Retirement Holdings, Inc.                     Life Insurance Co. (2001 to
                                                          (1997 to present), Aetna                      present); Life Insurance
                                                          Investment Adviser                            Company of Georgia (2001
                                                          Holding Co. (2000 to                          to present); Midwestern
                                                          present), and Aetna Retail                    United Life Insurance Co.
                                                          Holding Company (2000                         (2001 to present); ReliaStar
                                                          to present). Mr.                              Life Insurance Co. (2001 to
                                                          McInerney was formerly                        present); Security Life of
                                                          General Manager and                           Denver (2001 to present);
                                                          Chief Executive Officer of                    Security Connecticut Life
                                                          ING Worksite Division                         Insurance Co. (2001 to
                                                          (since December 2000 to                       present); Southland Life
                                                          October 2001); President                      Insurance Co. (2001 to
                                                          of Aetna Financial                            present); USG Annuity and
                                                          Services (August 1997 to                      Life Company (2001 to
                                                          December 2000); Head of                       present); United Life and
                                                          National Accounts and                         Annuity Insurance Co. Inc
                                                          Core Sales and Marketing                      (2001 to present); and the
                                                          for Aetna U.S. Healthcare                     GCG Trust (February 2002
                                                          (April 1996 to March                          to present). Mr. McInerney
                                                          1997).                                        is a member of the Board
                                                                                                        of the National
                                                                                                        Commission on Retirement
                                                                                                        Policy, the Governor's
                                                                                                        Council on Economic
                                                                                                        Competitiveness and
                                                                                                        Technology of
                                                                                                        Connecticut, the Board of
                                                                                                        Directors of the
                                                                                                        Connecticut Business and
                                                                                                        Industry Association, the
                                                                                                        Board of Trustees of the
                                                                                                        Bushnell, the Board for
                                                                                                        the Connecticut Forum,
                                                                                                        and the Board of the
                                                                                                        Metro Hartford Chamber of
                                                                                                        Commerce, and is Chairman
                                                                                                        of Concerned Citizens for
                                                                                                        Effective Government.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                             TERM OF                                         IN FUND
                                           OFFICE AND               PRINCIPAL                COMPLEX          OTHER
                             POSITION(S)    LENGTH OF             OCCUPATION(S)             OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS               HELD          TIME                 DURING THE                  BY            HELD BY
       AND AGE                WITH FUND      SERVED              PAST FIVE YEARS             TRUSTEE         TRUSTEE
       -------                ---------      ------              ---------------             -------         -------
John G. Turner(3)             Chairman       October      President, Turner                    104      Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.  and Director/  1999 to      Investment Company (since                     member of the Board of
Scottsdale, AZ 85258          Trustee        Present      January 2002). Mr. Turner                     the GCG Trust. Mr. Turner
Born: 1939                                                was formerly Vice                             also serves as a Director
                                                          Chairman of ING Americas                      of the Hormel Foods
                                                          (2000 to 2001); Chairman                      Corporation (May 2000 to
                                                          and Chief Executive                           present), Shopko Stores,
                                                          Officer of ReliaStar                          Inc. (August 1999 to
                                                          Financial Corp. and                           present), and M.A.
                                                          ReliaStar Life Insurance                      Mortenson Co. (March 2002
                                                          Company (1993 to 2000);                       to present).
                                                          Chairman of ReliaStar
                                                          United Services Life
                                                          Insurance Company (1995
                                                          to 1998); Chairman of
                                                          ReliaStar Life Insurance
                                                          Company of New York (1995
                                                          to 2001); Chairman of
                                                          Northern Life Insurance
                                                          Company (1992 to 2000);
                                                          Chairman and
                                                          Director/Trustee of the
                                                          Northstar affiliated
                                                          investment companies
                                                          (1993 to 2001) and
                                                          Director, Northstar
                                                          Investment Management
                                                          Corporation and its
                                                          affiliates (1993 to
                                                          1999).

(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                                  PRINCIPAL
                                                             TERM OF OFFICE                     OCCUPATION(S)
     NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
        AND AGE                   HELD WITH FUND              TIME SERVED                      PAST FIVE YEARS
        -------                   --------------              -----------                      ---------------
Officers:

James M. Hennessy              President, Chief           March 2002 to Present     President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.   Executive Officer, and     (for the ING Funds)       ING Capital Corporation, LLC, ING
Scottsdale, AZ 85258           Chief Operating Officer                              Funds Services, LLC, ING Advisors, Inc.,
Born: 1949                                                                          ING Investments, LLC, Lexington Funds
                               President, Chief           February 2001 to          Distributor, Inc., Express America T.C.
                               Executive Officer, and     March 2002 (for the       Inc. and EAMC Liquidation Corp. (since
                               Chief Operating Officer    Pilgrim Funds)            December 2001); Executive Vice President
                                                                                    and Chief Operating Officer of ING
                               Chief Operating Officer    June 2000 to February     Funds Distributor, LLC (since June 2000).
                                                          2001(for the Pilgrim      Formerly, Executive Vice President and
                                                          Funds)                    Chief Operating Officer of ING
                                                                                    Quantitative Management, Inc. (October
                                                                                    2001 to September 2002); Senior
                                                                                    Executive Vice President (June 2000 to
                                                                                    December 2000) and Secretary (April 1995
                                                                                    to December 2000) of ING Capital
                                                                                    Corporation, LLC, ING Funds Services,
                                                                                    LLC, ING Investments, LLC, ING Advisors,
                                                                                    Inc., Express America T.C. Inc., and
                                                                                    EAMC Liquidation Corp.; and Executive
                                                                                    Vice President, ING Capital Corporation,
                                                                                    LLC and its affiliates (May 1998 to June
                                                                                    2000) and Senior Vice President, ING
                                                                                    Capital Corporation, LLC and its
                                                                                    affiliates (April 1995 to April 1998).

Mary Lisanti                   Executive Vice President   March 2002 to Present     Executive Vice President of ING
7337 E. Doubletree Ranch Rd.                              (for the ING Funds)       Investments, LLC and ING Advisors, Inc.
Scottsdale, AZ 85258                                                                (since November 1999); Chief Investment
Born: 1956                     Executive Vice President   May 1998 to March         Officer of the Domestic Equity Portfolios,
                                                          2002 (for the domestic    ING Investments, LLC (since 1999).
                                                          equity portfolios of      Formerly, Executive Vice President of ING
                                                          the Pilgrim Funds)        Quantitative Management, Inc. (July 2000
                                                                                    to September 2002); Executive Vice
                                                                                    President and Chief Investment Officer
                                                                                    for the Domestic Equity Portfolios of
                                                                                    Northstar Investment Management
                                                                                    Corporation, whose name changed to
                                                                                    Pilgrim Advisors, Inc. and subsequently
                                                                                    became part of ING Investments, LLC (May
                                                                                    1998 to October 1999); Portfolio Manager
                                                                                    with Strong Capital Management (May 1996
                                                                                    to 1998); a Managing Director and Head
                                                                                    of Small- and Mid-Capitalization Equity
                                                                                    Strategies at Bankers Trust Corp. (1993
                                                                                    to 1996).

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                                  PRINCIPAL
                                                             TERM OF OFFICE                     OCCUPATION(S)
     NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
        AND AGE                   HELD WITH FUND              TIME SERVED                      PAST FIVE YEARS
        -------                   --------------              -----------                      ---------------
Michael J. Roland              Executive Vice            March 2002 to Present    Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.   President, Assistant      (for the ING Funds)      Officer and Treasurer of ING Funds
Scottsdale, AZ 85258           Secretary and Principal                            Services, LLC, ING Funds Distributor,
Born: 1958                     Financial Officer                                  LLC, ING Advisors, Inc., ING
                                                                                  Investments, LLC (December 2001 to
                               Senior Vice President     June 1998 to March       present), Lexington Funds Distributor,
                               and Principal Financial   2002 (for the Pilgrim    Inc., Express America T.C. Inc. and
                               Officer                   Funds)                   EAMC Liquidation Corp. (since December
                                                                                  2001). Formerly, Executive Vice President,
                               Chief Financial Officer   December 2002 to         Chief Financial Officer and Treasurer of
                                                         Present (for IPI Funds)  ING Quantitative Management, Inc.
                                                                                  (December 2001 to October 2002); Senior
                                                                                  Vice President, ING Funds Services, LLC,
                                                                                  ING Investments, LLC, and ING Funds
                                                                                  Distributor, LLC (June 1998 to December
                                                                                  2001) and Chief Financial Officer of
                                                                                  Endeavor Group (April 1997 to June
                                                                                  1998).

Robert S. Naka                 Senior Vice President     March 2002 to Present    Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant Secretary   (for the ING Funds)      Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                              ING Funds Distributor, LLC, ING
Born: 1963                     Senior Vice President     November 1999 to         Advisors, Inc., ING Investments, LLC
                               and Assistant Secretary   March 2002 (for the      (October 2001 to present) and Lexington
                                                         Pilgrim Funds)           Funds Distributor, Inc. (since December
                                                                                  2001). Formerly, Senior Vice President and
                               Assistant Secretary       July 1996 to November    Assistant Secretary for ING Quantitative
                                                         1999 (for the Pilgrim    Management, Inc. (October 2001 to
                                                         Funds)                   October 2002); Vice President, ING
                                                                                  Investments, LLC (April 1997 to October
                                                                                  1999) , ING Funds Services, LLC
                                                                                  (February 1997 to August 1999) and
                                                                                  Assistant Vice President, ING Funds
                                                                                  Services, LLC (August 1995 to February
                                                                                  1997).

Robyn L. Ichilov               Vice President and        March 2002 to Present    Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.   Treasurer                 (for the ING Funds)      LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                              Investments, LLC (since August 1997);
Born: 1967                     Vice President and        May 1998 to March        Accounting Manager, ING Investments,
                               Treasurer                 2002 (for the Pilgrim    LLC (since November 1995).
                                                         Funds)

                               Vice President            November 1997 to May
                                                         1998 (for the Pilgrim
                                                         Funds)

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

                                                                                                  PRINCIPAL
                                                             TERM OF OFFICE                     OCCUPATION(S)
     NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
        AND AGE                   HELD WITH FUND              TIME SERVED                      PAST FIVE YEARS
        -------                   --------------              -----------                      ---------------
Kimberly A. Anderson           Vice President and         March 2002 to Present     Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.   Secretary                  (for the ING Funds)       ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                                Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                February 2001 to          ING Investments, LLC (since October
                                                          March 2002(for the        2001) and Lexington Funds Distributor,
                                                          Pilgrim Funds)            Inc. (since December 2001). Formerly,
                                                                                    Vice President for ING Quantitative
                                                                                    Management, Inc. (October 2001 to
                                                                                    October 2002); Assistant Vice President
                                                                                    of ING Funds Services, LLC (November
                                                                                    1999 to January 2001) and has held
                                                                                    various other positions with ING Funds
                                                                                    Services, LLC for more than the last
                                                                                    five years.

Todd Modic                     Assistant Vice President   April 2002 to Present     Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.                              (for the ING Funds)       Investments, LLC (since March 2001).
Scottsdale, AZ 85258                                                                Formerly, Director of Financial Reporting,
Born: 1967                                                March 2002 to Present     Axient Communications, Inc. (May 2000
                                                          (for certain ING Funds)   to January 2001) and Director of Finance,
                                                                                    Rural/Metro Corporation (March 1995
                                                          August 2001 to March      May 2000).
                                                          to 2002 (for the
                                                          Pilgrim Funds)

Maria M. Anderson              Assistant Vice President   April 2002 to Present     Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                              (for the ING Funds)       Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                                Formerly, Manager of Fund Accounting
Born: 1958                                                March 2002 to Present     and Fund Compliance, ING Investments,
                                                          (for certain ING Funds)   LLC (September 1999 to November
                                                                                    2001); Section Manager of Fund
                                                          August 2001 to March      Accounting, Stein Roe Mutual Funds (July
                                                          2002 (for the Pilgrim     1998 to August 1999); and Financial
                                                          Funds)                    Reporting Analyst, Stein Roe Mutual
                                                                                    Funds (August 1997 to July 1998).

Denis P. Jamison               Senior Vice President      March 2002 to Present     Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.   and Senior Portfolio       (for certain ING Funds)   LLC (since July 2000). Formerly, Senior
Scottsdale, AZ 85258           Manager                                              Vice President, Lexington Management
Born: 1947                                                July 2000 to March        Corporation (which was acquired by ING
                                                          2002 (for certain         Investments, LLC's parent company in July
                                                          Pilgrim Funds)            2000) (July 1981 to July 2000).

Robert K. Kinsey               Vice President and         March 2002 to Present     Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.   Portfolio Manager          (for certain ING Funds)   (since March 1999). Formerly, Vice
Scottsdale, Arizona 85258                                                           President and Fixed Income Portfolio
Born: 1957                                                March 1999 to March       Manager, Federated Investors (January
                                                          2002 (for certain         1995 to March 1999); Principal and
                                                          Pilgrim Funds)            Sub-Adviser, Harris Investment
                                                                                    Management (July 1992 to January 1995).

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USLICO Series Fund


By /s/ James M. Hennessy
   ------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date March 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James M. Hennessy
   ------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date March 3, 2003


/s/ Michael J. Roland
--------------------------------------
Michael J. Roland
Executive Vice President and
Chief Financial Officer

Date: March 3, 2003